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                                                                    EXHIBIT 99.5



                             STOCK OPTION AGREEMENT


               This AGREEMENT is dated as of November 14, 1998, between Temple-Inland Inc. ("Grantee"), a Delaware corporation, and HF Bancorp, Inc., a Delaware corporation ("Issuer").

                              W I T N E S S E T H:

               WHEREAS, the Boards of Directors of Grantee and Issuer have approved an Agreement and Plan of Merger (the "Merger Agreement") dated as of the date hereof which contemplates the acquisition of Issuer by Grantee and the acquisition of Hemet Federal Savings & Loan Association ("Issuer Bank") by Guaranty Federal Bank, F.S.B.
("Acquiror Bank");

               WHEREAS, as a condition to Grantee's having entered into the Merger Agreement and in consideration therefor, Issuer has agreed to grant to Grantee the option set forth herein to purchase shares of Issuer's authorized but unissued common stock, par value $.01 per share ("Common Stock").

               NOW, THEREFORE, in consideration of the premises herein contained, the parties agree as follows:

               1. Grant of Option. Subject to the terms and conditions set forth herein, Issuer hereby grants to Grantee an option (the "Option") to purchase up to 1,272,665 shares of fully paid and nonassessable Common Stock (the "Option Shares"), at a price of $16.0625 per share (the "Exercise Price"); provided, however, that in no event shall the number of shares for which this Option is exercisable exceed 19.9% of the total number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to this Option. The number of shares of Common Stock that may be received upon the exercise of the Option and the Exercise Price are subject to adjustment as herein set forth.

               2. Exercise of Option.

                      (a) Grantee may exercise the Option, in whole or in part, in accordance with and to the extent permitted by applicable law at any time or from time to time but only upon or after the occurrence of a Purchase Event (as that term is defined in paragraph (b) of this section); provided, that to the extent the Option shall not have been exercised, it shall terminate and be of no further force and effect upon the earliest to occur (such earliest date, the "Expiration Date") of (i) the date of termination of the Merger


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Agreement in accordance with its terms (other than a termination of the Merger
Agreement by Grantee pursuant to Section 12.1(b) or Section 12.1(d) (if prior to such termination pursuant to Section 12.1(b) or Section 12.1(d) there shall have occurred a Preliminary Purchase Event or a Purchase Event) or Section 12.1(a) (if Grantee shall at that time have been entitled to terminate the Merger Agreement pursuant to Section 12.1(d) and a Preliminary Purchase Event or a Purchase Event had occurred prior to such termination), Section 12.1(h) or
Section 12.1(i)); (ii) the time immediately prior to the Effective Time of the Holding Company Merger; (iii) eighteen months following the occurrence of the earliest to occur of (A) the date of termination of the Merger Agreement by Grantee pursuant to Section 12.1(b) or Section 12.1(d) (if prior to such termination pursuant to Section 12.1(b) or Section 12.1(d) there shall have occurred a Preliminary Purchase Event or a Purchase Event) or Section 12.1(a) (if Grantee shall at that time have been entitled to terminate the Merger Agreement pursuant to Section 12.1(d) and a Preliminary Purchase Event or a Purchase Event had occurred prior to such termination), Section 12.1(h) or
Section 12.1(i) and (B) the date of first occurrence of a Preliminary Purchase Event or a Purchase Event; or (iv) the date that the aggregate amount received by TI under Section 13.1(c) of the Merger Agreement together with the Notional Total Profit or Total Profit attributable to or received hereunder in the aggregate by all Grantees equals $4,866,128. Notwithstanding the foregoing, Issuer shall not be obligated to issue the Option Shares upon exercise of the Option (i) in the absence of any required governmental or regulatory waiver, consent or approval necessary for Issuer to issue such Option Shares or for Grantee or any transferee to exercise the Option or prior to the expiration or termination of any waiting period required by law, (ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Option Shares or (iii) if at such time Grantee or Acquiror Bank shall be in material breach of the agreements or covenants contained in the Merger Agreement. Further, the rights set forth in Section 6 hereof shall terminate on the Expiration Date.

                      (b) As used herein, a "Purchase Event" shall have occurred when:

                             (i) Issuer, Issuer Bank or any subsidiary of Issuer
(without prior written consent of Grantee) enters into an agreement with any Person (other than Grantee or any of its affiliates or subsidiaries) pursuant to which such Person would: (x) merge or consolidate with, or enter into any similar transaction with Issuer, Issuer Bank or any other subsidiary of Issuer (other than a merger, consolidation or similar transaction involving solely Issuer and one or more of its wholly owned subsidiaries), (y) purchase, lease or otherwise acquire all or substantially all of the assets of Issuer or Issuer Bank or (z) purchase or otherwise acquire (by merger, consolidation, share exchange or any similar transaction) securities representing 15% or more of the



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voting shares of Issuer or Issuer Bank (the transactions referred to in subparagraph (x), (y) and (z) are referred to as an "Acquisition Transaction");

                             (ii) any Person or group of Persons (other than
Grantee or any of its affiliates or subsidiaries) acquires the beneficial ownership or the right to acquire beneficial ownership of securities representing 15% or more of the voting shares of Issuer or Issuer Bank (the term "beneficial ownership" for purposes of this Agreement shall have the meaning set forth in Section 13(d) of the Exchange Act, and the regulations promulgated thereunder);

                             (iii) a public announcement by Issuer, Issuer Bank
or any Person involved with Issuer or Issuer Bank therewith of the authorization, recommendation or endorsement by Issuer of an Acquisition Transaction, Exchange Offer (as defined below) or Tender Offer (as defined below) or a public announcement by Issuer, Issuer Bank or any Person involved with Issuer or Issuer Bank therewith of an intention to authorize, recommend or endorse an Acquisition Transaction, Exchange Offer or Tender Offer;

                             (iv) the shareholders of Issuer fail to approve the
business combination contemplated by the Merger Agreement at any meeting of such shareholders which has been held for that purpose or any adjournment or postponement thereof, the failure of such a shareholder meeting to occur prior to termination of the Merger Agreement or the withdrawal or modification (in a manner adverse to Grantee in any respect) of the recommendation of Issuer's Board of Directors that the shareholders of Issuer approve the Holding Company Merger and the Merger Agreement in each case, after there shall have been a public announcement that any Person (other than Grantee or any of its affiliates or subsidiaries), shall have (a) made or publicly disclosed an intention to make a proposal to engage in an Acquisition Transaction, (b) commenced a Tender Offer, or filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to an Exchange Offer or (c) filed an application (or given a notice to) with the Office of Thrift Supervision or other federal or state bank regulatory authority which application or notice has been accepted for processing, for approval to engage in an Acquisition Transaction; or

                             (v) after a proposal is made by a third party to
Issuer or any of its subsidiaries or its shareholders to engage in an Acquisition Transaction, or such third party states its intention to make such a proposal if the Merger Agreement terminates and/or the Option expires, Issuer or Issuer Bank shall have willfully breached any covenant or obligation contained in the Merger Agreement and following such breach Grantee would be entitled to terminate the Merger Agreement (whether immediately or after the giving of notice or passage of time or both).



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                      (c) As used herein, "Preliminary Purchase Event" shall
have occurred when:

                             (i) any Person or group of Persons (other than
Grantee or any of its affiliates or subsidiaries) shall have commenced (as such term is defined in Rule 14d-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or shall have filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a tender offer or exchange offer to purchase any shares of Common Stock such that such Person would own or control 10% or more of the shares of Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer", respectively);

                             (ii) any Person (other than Grantee or any of its
affiliates or subsidiaries) shall have filed an application with or given a notice to the Office of Thrift Supervision or other federal or state bank regulatory authority for approval to engage in an Acquisition Transaction, Exchange Offer or Tender Offer; or

                             (iii) The occurrence of an event described in
Section 2(b)(i) hereof, except that the percentage referred to in clause (z) thereof shall be at least 10%.

                      (d) If a Purchase Event has occurred, the Option shall continue to be exercisable until its termination in accordance with Section 2(a) hereof. Issuer shall notify Grantee promptly in writing upon learning of the occurrence of a Preliminary Purchase Event or Purchase Event, it being understood that the giving of such notice by Issuer shall not be a condition to the right of Grantee to transfer or exercise the Option.

                      (e) In the event a Purchase Event occurs, Grantee may elect to exercise the Option. If Grantee wishes to exercise the Option, it shall send to Issuer a written notice (the date of which shall be referred to herein as the "Notice Date") which specifies (i) the total number of Option Shares to be purchased, and (ii) a place and date not earlier than two Business Days nor later than ten (10) Business Days from the Notice Date for the closing (the "Closing") of such purchase (the "Closing Date"); provided, however, that if prior notification to or approval of the Office of Thrift Supervision or any other regulatory agency is required in connection with such purchase, Grantee shall promptly file the required notice or application for approval, shall promptly notify Issuer of such filing, and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto. On or prior to the Closing, Grantee shall have the right to revoke its exercise of the Option in



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the event that the transaction constituting a Purchase Event that gives rise to such right to exercise shall not have been consummated.

               3. Payment and Delivery of Certificates; Grantee Representation.

                      (a) If Grantee elects to exercise the Option, then at the Closing, Grantee shall pay to Issuer the aggregate purchase price for the Option Shares purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank designated by Issuer.

                      (b) At such Closing, simultaneously with the delivery of the purchase price for the Option Shares as provided in paragraph (a) hereof, Issuer shall deliver to Grantee a certificate or certificates, registered in the name of Grantee or its designee, representing the number of Option Shares purchased by Grantee. Such certificates may be endorsed with a legend which shall read as follows:

               THE SALE OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE ACCORDINGLY SUBJECT TO RESALE RESTRICTIONS ARISING UNDER THE ACT. THE TRANSFER OF SUCH SHARES IS SUBJECT TO CERTAIN PROVISIONS OF AN AGREEMENT BETWEEN THE REGISTERED HOLDER HEREOF AND THE ISSUER, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE ISSUER OF A REQUEST THEREFOR.

Any such legend shall be removed by delivery of a substitute certificate without such legend if Grantee shall have delivered to Issuer an opinion of counsel, in form and substance satisfactory to Issuer, that such legend is not required for purposes of assuring compliance with applicable securities or other law or with this Agreement.

                      (c) Except as otherwise provided herein, Grantee hereby represents and warrants to Issuer that the Option is being, and any Option Shares issued upon exercise of the Option will be, acquired by Grantee for its own account and not with a view to any distribution thereof, and Grantee will not sell any Option Shares purchased pursuant to exercise of the Option except in compliance with applicable securities and other laws.



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               4. Representations; Covenants. Issuer hereby represents and warrants to and agrees with Grantee as follows:

                      (a) Issuer has all requisite corporate power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement and all of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Issuer. This Agreement has been duly executed and delivered by Issuer and constitutes a valid and binding agreement of Issuer, enforceable against Issuer in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or by equitable principles, whether such enforcement is sought in law or equity.

                      (b) The execution and delivery by Issuer of this Agreement and the consummation of the transactions herein contemplated do not and will not violate or conflict with Issuer's Certificate of Incorporation or Bylaws, any statute, regulation, judgment, order, writ, decree or injunction applicable to Issuer (other than as may be effected by Grantee's ownership of Issuer Common Stock exceeding certain limits set forth by statute or regulation) or its properties or assets and do not and will not violate, conflict with, result in a breach of, constitute a default (or an event which with due notice and/or lapse of time would constitute a default) under, result in a termination of, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the properties or assets of Issuer under the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, or loan agreement or other agreement, instrument or obligation to which Issuer is a party, or by which Issuer or any of its properties or assets may be bound or affected.

                      (c) Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms, will have reserved for issuance upon the exercise of the Option a number of shares of Common Stock sufficient to satisfy the exercise of the Option in full, all of which Common Stock, upon issuance pursuant hereto, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be delivered free and clear of all claims, liens, encumbrances, security interests and preemptive rights.

                      (d) Issuer agrees that it will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer.



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                      (e) Issuer shall promptly take all action as may from time to time be required (including (x) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. Section 18a and regulations promulgated thereunder and (y) in the event, under any federal or state banking law, prior approval of or notice to the Federal Reserve Board, the Office of Thrift Supervision or to any state regulatory authority is necessary before the Option may be exercised, cooperating fully with Grantee in preparing such applications or notices and providing such information to the Federal Reserve Board, the Office of Thrift Supervision or such state regulatory authority as they may require) in order to permit Grantee to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto, and to protect the rights of Grantee against dilution.

               5. Adjustment Upon Changes in Capitalization.

                      (a) In the event of any dividend, stock split, split-up, recapitalization, reclassification, combination, exchange of shares or similar transaction or event with respect to Common Stock, the type and number of shares or securities subject to the Option and the Exercise Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that Grantee shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Grantee would have received in respect of Common Stock if the Option had been exercised immediately prior to such event, or the record date thereof, as applicable. If any shares of Common Stock are issued after the date of this Agreement (other than pursuant to this Agreement and other than pursuant to an event described in the first sentence of this Section 5(a)), the number of shares of Common Stock subject to the Option shall be adjusted so that, after such issuance, such number, together with any shares of Common Stock previously issued pursuant hereto, equals 19.9% of the number of shares of Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to this Option. Nothing contained in this Section 5(a) or elsewhere in this Agreement shall be deemed to authorize Issuer to issue shares in breach of any provision of the Merger Agreement.

                      (b) In the event that Issuer, shall, prior to the Expiration Date, enter in an agreement: (i) to consolidate with or merge into any Person, other than Grantee or one of its affiliates or subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any Person, other than Grantee or one of its affiliates or subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of Issuer or any other Person or cash or any other property or the outstanding shares of Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the



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merged company; or (iii) to sell or otherwise transfer all or substantially all of its assets or any of its affiliates or subsidiaries to any Person, other than Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Grantee, of either (x) the Succeeding Corporation (as defined below), (y) any Person that controls the Succeeding Corporation, or (z) in the case of a merger described in clause (ii), Issuer (in each case, such Person being referred to as the "Substitute Option Issuer.")

                      (c) The Substitute Option shall be exercisable for such number of shares of the Substitute Common Stock (as hereinafter defined) as is equal to the Assigned Value (as hereinafter defined) multiplied by the number of shares of Common Stock for which the Option was theretofore exercisable, divided by the Average Price (as hereinafter defined). The exercise price of the Substitute Option per share of the Substitute Common Stock (the "Substitute Option Price") shall then be equal to the Exercise Price multiplied by a fraction in which the numerator is the number of shares of the Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares for which the Substitute Option is exercisable.

                      (d) The Substitute Option shall otherwise have the same terms as the Option, provided, that, if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Grantee. The Substitute Option Issuer shall also enter into an agreement with the then-holder or holders of the Substitute Option in substantially the form as this Agreement, which shall be applicable to the Substitute Option.

                      (e) The following terms have the meanings indicated:

                             (i) "Succeeding Corporation" shall mean (x) the
continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (y) Issuer in a merger in which Issuer is the continuing or surviving Person, and (z) the transferee of all or any substantial part of Issuer assets (or the assets of its subsidiaries).

                             (ii) "Substitute Common Stock" shall mean the
common stock issued by the Substitute Option Issuer upon exercise of the Substitute Option.

                             (iii) "Assigned Value" shall mean the highest of
(x) the price per share of Common Stock at which a Tender Offer or Exchange Offer therefor has been made by any Person (other than Grantee or any of its affiliates or its subsidiaries) (y)



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the price per share of Common Stock to be paid by any Person (other than Grantee or any of its affiliates or subsidiaries) pursuant to an agreement with Issuer, and (z) the highest closing sales price per share of Common Stock as quoted on the Nasdaq National Market (or if Common Stock is not quoted on the Nasdaq National Market, the highest bid price per share on any day as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Grantee and reasonably acceptable to Issuer) within the six-month period immediately preceding the agreement referred to in (y); provided, that in the event of a sale of less than all of Issuer's assets, the Assigned Value shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally-recognized investment banking firm selected by Grantee and reasonably acceptable to Issuer, divided by the number of shares of Common Stock outstanding at the time of such sale. In the event that an Exchange Offer is made for Common Stock or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for the Common Stock shall be determined by a nationally-recognized investment banking firm mutually selected by Grantee and Issuer (or if applicable, the Succeeding Corporation), provided that if a mutual selection cannot be made as to such investment banking firm, it shall be selected by Grantee, in either case whose determination shall be conclusive and binding on all parties.

                             (iv) "Average Price" shall mean the average closing
price of a share of the Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of the Substitute Common Stock on the day preceding such consolidation, merger or sale, provided, however, that if such closing price is not ascertainable due to an absence of a public market for the Substitute Common Stock, "Average Price" shall mean the higher of (i) the price per share of Substitute Common Stock paid or to be paid by any third party pursuant to an agreement with the issuer of the Substitute Common Stock and (ii) the book value per share, calculated in accordance with generally accepted accounting principles, of the Substitute Common Stock immediately prior to exercise of the Substitute Option; provided, further, that if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by Issuer, the Person merging into Issuer or by any company which controls or is controlled by such merging Person, as Grantee may elect.

                      (f) In no event pursuant to any of foregoing paragraphs shall the Substitute Option be exercisable for more than 19.9% of the aggregate of the shares of the Substitute Common Stock outstanding immediately prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the aggregate of the shares of Substitute Common Stock but for this clause (f), the Substitute Option Issuer shall make a cash payment to Grantee equal to the excess of (i)



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the value of the Substitute Option without giving effect to the limitation in this clause (f) over (ii) the value of the Substitute Option after giving effect to the limitation in this clause (f). This difference in value shall be determined by a nationally recognized investment banking firm selected by Grantee and reasonably acceptable to the Substitute Option Issuer, whose determination shall be conclusive and binding on the parties.

                      (g) Issuer shall not enter into any transaction described in subsection (b) of this Section 5 unless the Succeeding Corporation and any Person that controls the Succeeding Corporation assume in writing all the obligations of Issuer hereunder and take all other actions that may be necessary so that the provisions of this Section 5 are given full force and effect (including, without limitation, any action that may be necessary so that the shares of Substitute Common Stock are in no way distinguishable from or have lesser economic value (other than any diminution in value resulting from the fact that the Substitute Common Stock are restricted securities, as defined in Rule 144 under the Securities Act or any successor provision) than other shares of common stock issued by the Substitute Option Issuer).

               6. Purchase of Option Shares and Options by Issuer.

                      (a) From and after the first date a transaction specified in Section 5(b) herein is consummated (the "Repurchase Event"), and subject to the last sentence of Section 2(a), Section 9 and applicable regulatory and legal restrictions, Grantee, after having exercised any Option in whole or in part, shall have the right to require Issuer to purchase some or all of the Option Shares at a purchase price per share (the "Purchase Price") equal to the highest of (i) 100% of the Exercise Price, (ii) the highest price paid or agreed to be paid for shares of Common Stock by an Acquiring Person (as defined in paragraph
(b) of this Section) in any tender offer, exchange offer or other transaction or series of related transactions involving the acquisition of 10% or more of the outstanding shares of Common Stock during the one-year period immediately preceding the Purchase Date (as defined in paragraph (e) of this Section), (iii) the highest closing price for shares of Common Stock as reported on the Nasdaq National Market (or if Common Stock is not quoted on the Nasdaq National Market, the highest bid price per share on any day as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Grantee and reasonably acceptable to Issuer), within the 90-day period ending on the Purchase Date and (iv) in the event of a sale of all or substantially all of Issuer's assets, (x) the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a recognized investment banking firm selected by Grantee and reasonably acceptable to Issuer, whose determination shall be conclusive and binding on the parties hereto, divided by (y) the number of shares of Common Stock then outstanding. In the event that any of the consideration paid or agreed to be paid by an Acquiring Person for any shares of Common Stock or for any of Issuer's assets consists



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in whole or in part of securities, the value of such securities for purposes of determining the Purchase Price shall be determined (i) if there is an existing public trading market therefor, by the average of the last sales prices for such securities on the twenty (20) trading days ending three trading days prior to the payment of such consideration (if such consideration has been paid) or prior to the date of determination (if such consideration has not yet been paid) and
(ii) if there is no existing public trading market for such securities, by a recognized investment banking firm selected by Grantee and reasonably acceptable to Issuer, whose determination shall be conclusive and binding on the parties hereto.

                      (b) For purposes of this Agreement, "Acquiring Person" shall mean a Person or group (as such terms are defined in the Exchange Act and the rules and regulations thereunder) other than Grantee or an affiliate or subsidiary of Grantee who on or after the date of this Agreement engages in a transaction which gives rise to a Purchase Event.

                      (c) Subject to applicable regulatory and legal restrictions and the last sentence of Section 2(a), from and after a Repurchase Event and after Grantee receives official notice that an approval of the Office of Thrift Supervision, or any other regulatory authority, required for the exercise of the Option and purchase of the Option Shares will not be issued or granted, Grantee shall, subject to Section 9, have the right to require Issuer to purchase some or all of the Options held by Grantee at a price equal to the Purchase Price minus the Exercise Price on the Purchase Date (as defined in paragraph (e) of this Section) multiplied by the number of shares of Common Stock that may be purchased on the Purchase Date upon the exercise of the Options elected to be purchased.

                      (d) Issuer hereby undertakes to use its best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish any repurchase contemplated by this Section 6. Nonetheless, to the extent that Issuer is prohibited under applicable law or regulation from repurchasing the Option and/or the Option Shares in full, Issuer shall immediately so notify Grantee and thereafter deliver or cause to be delivered, from time to time, to Grantee, the portion of the Purchase Price that it is no longer prohibited from delivering, within five (5) Business Days after the date on which Issuer is no longer so prohibited; provided, however, that if Issuer at any time after delivery of a notice of repurchase pursuant to this Section 6 is prohibited under applicable law or regulation from delivering to Grantee the Purchase Price in full Grantee may revoke its notice of repurchase of the Option or the Option Shares either in whole or in part whereupon, in the case of a revocation in part, Issuer shall promptly (i) deliver to Grantee that portion of the Purchase Price that Issuer is not prohibited from delivering after taking into account any such revocation and (ii) deliver, as appropriate, either a new Agreement evidencing the right to



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purchase that number of shares of Common Stock equal to the number of shares of
Common Stock purchasable immediately prior to the delivery of the notice of repurchase less the number of shares of Common Stock covered by the portion of the Option repurchased or a certificate for the number of Option Shares covered by the revocation. Notwithstanding anything else herein to the contrary, Grantee's right to require Issuer to purchase some or all of the Option Shares or some or all of the Options shall expire on the date which is the earlier to occur of the (a) Expiration Date and (b) one year following the Repurchase Event or, with respect to any Option Shares or Options that Issuer is prohibited under applicable law or regulation from repurchasing, the date that is the earlier to occur of the (a) Expiration Date and (b) one year following the date on which Issuer is no longer prohibited from purchasing such Option Shares or Options, as the case may be.

                      (e) Grantee may exercise its right to require Issuer to purchase the Option Shares or Options (collectively, "Securities") pursuant to this Section by surrendering for such purpose to Issuer, at its principal office or at such other office or agency maintained by Issuer for that purpose, within the period specified above, the certificates or other instruments representing the Securities to be purchased accompanied by a written notice stating that it elects to require Issuer to purchase all or a specified number of such Securities. Within five Business Days after the surrender of such certificates or instruments and the receipt of such notice relating thereto, to the extent it is legally permitted to do so, Issuer shall deliver or cause to be delivered to Grantee (i) a bank cashier's or certified check payable to Grantee in an amount equal to the applicable purchase price therefor, and (ii) if less than the full number of Securities evidenced by the surrendered instruments are being purchased, a new certificate or instrument, for the number of Securities evidenced by such surrendered certificates or other instruments less the number of Securities purchased. Such purchases shall be deemed to have been made at the close of business on the date (the "Purchase Date") of the receipt of such notice and of such surrender of the certificates or other instruments representing the Securities to be purchased and the rights of Grantee, except for the right to receive the applicable purchase price therefor in accordance herewith, shall cease on the Purchase Date.

               7. Registration Rights. As promptly as practicable upon Grantee's request after a Purchase Event, Issuer agrees to prepare and file a registration statement ("Registration Event") under federal and any applicable state securities laws to the extent permitted by applicable laws and regulations, with respect to any proposed dispositions by Grantee of all or any part of the Option or any or all of the Option Shares, and to use its commercially reasonable efforts to cause any such registration statement to become effective as expeditiously as possible and to keep such registration effective for a period of not less than 180 days unless, in the written opinion of counsel to Issuer, addressed to Grantee and satisfactory in form and substance to Grantee and its counsel, registration is not required for such proposed transactions. Issuer shall be required to file only two such registration statements during the three year period following the date of the first Purchase Event and shall have no obligation to file such a registration statement at any time which is three years or later after the first Purchase Event. All reasonable fees, expenses and charges of any kind or nature whatsoever incurred in connection with any registration of, or the preparation of any prospectus relating to, the Option Shares pursuant to this Section 7 shall be borne and paid by Issuer (except for underwriting discounts or commissions and brokers' fees of Grantee related thereto). In addition, if the Issuer proposes to register Common Stock or any other securities on a form that would permit the registration of the Option Shares for public sale under the Securities Act (whether proposed to be offered for sale by the Issuer or any other Person) it will give prompt written notice to Grantee of its intention to do so, specifying the relevant terms of such proposal, including the proposed maximum offering price thereof. Upon the written notice of Grantee (whether on its own behalf or on behalf of any subsequent holder of the Option (or part thereof) or any of the shares of Common Stock issued pursuant hereto) delivered to the Issuer within 15 Business Days after the giving of any such notice, which request shall specify the number of Option Shares desired to be disposed by Grantee, the Issuer will use its commercially reasonable efforts to effect, in connection with its proposed registration, the registration under the Securities Act of the Option Shares set forth in such request. Issuer shall be required to effect no more than three such registrations (each, a "piggy-back registration"). In the event Grantee exercises its registration rights under this Section 7, Issuer shall provide Grantee, its affiliates, each of their respective officers and directors and any underwriters used by Grantee, with indemnifications, representations and warranties and shall cause its attorneys and accountants to deliver to Grantee and any such underwriters attorneys' opinions and "comfort letters", all of a type customarily provided or delivered in connection with public underwritten offerings of securities. The foregoing notwithstanding, if, at the time of any request by Grantee for piggy-back registration of Option Shares as provided above, in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering, the offer and sale of the Option Shares would interfere with the successful marketing of the shares of Issuer Common Stock offered by Issuer, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; provided, however, that after any such required reduction the number of Option Shares to be included in such offering for the account of Grantee shall constitute at least 25% of the total number of shares to be sold by Grantee and the Issuer in aggregate; and provided further, however, that if such reduction occurs, then the Issuer shall file a registration statement for the balance as promptly as practicable thereafter as to which no reduction pursuant to this
Section 7 shall be permitted or occur. Notwithstanding the foregoing, Issuer shall have the right to delay (a "Delay Right") a Registration Event for a period of up to sixty days, in the event it receives a request from Grantee to effect a Registration Event, if Issuer determines, in the good faith exercise of its reasonable business judgment, that such registration and offering could adversely effect or interfere with bona fide material financing plans of Issuer or would require disclosure of information, the premature disclosure of which could materially adversely affect Issuer or any transaction under active consideration by Issuer. Issuer shall have the right to exercise two Delay Rights in any eighteen month period. Notwithstanding anything to the contrary stated herein, Issuer shall not be required to register Options or Option Shares under the Securities Act pursuant to this Section 7 (a) on more than one occasion during any calendar year or (b) within 180 days after the effective date of any registration referred to in this Section 7 pursuant to which Grantee was afforded the opportunity to register such shares under the Securities Act and such shares were registered as requested.

               8. Listing.

               If Common Stock or any other securities to be acquired upon exercise of the Option are then authorized for quotation or trading or listing on the Nasdaq National Market or any other securities exchange or automated quotation system, Issuer, or any successor thereto, upon the request of the holder of the Option, will promptly file an application, if required, to authorize for listing or trading or quotation the shares of Common Stock or other securities to be acquired upon exercise of the Option on the Nasdaq National Market or any other securities exchange or automated quotation system and will use its best efforts to obtain approval, if required, of such listing or quotation as soon as possible.

               9. Limitations on Total Profit and Notional Total Profit.

                      (a) Notwithstanding anything to the contrary contained herein, in no event shall Grantee's Total Profit (as defined below in Section 9(c) hereof) exceed $4,866,128 and, if such Total Profit otherwise would exceed such amount, Grantee, at its sole election, shall either (i) reduce the number of shares of Issuer Common Stock subject to the Option, (ii) pay cash to Issuer, or (iii) any combination thereof, so that Grantee's actually realized Total Profit shall not exceed $4,866,128 after taking into account the foregoing actions.

                      (b) Notwithstanding anything to the contrary contained herein, the Option may not be exercised for a number of shares as would, as of the date of exercise, result in a Notional Total Profit (as defined below in Section 9(d) hereof) of more than $4,866,128; provided, that nothing in this sentence restrict any exercise of the Option permitted hereby on any subsequent date.

                      (c) As used herein, the term "Total Profit" shall mean the aggregate amount (before taxes) of the following: (i) the amount received by Grantee pursuant to Issuer's repurchase of the Option (or any portion thereof) pursuant to Section 6 hereof, (ii) (x) the amount received by Grantee pursuant to Issuer's repurchase of

Option Shares pursuant to Section 6 hereof, less (y) Grantee's purchase price for such Option Shares, (iii) (x) the net cash amounts received by Grantee pursuant to the sale of Option Shares (or any other securities into which such Option Shares may be converted or exchanged) to any unaffiliated party, less (y) Grantee's purchase price of such Option Shares, (iv) any amounts received by Grantee on the transfer of any Option (or any portion thereof) to any unaffiliated party, (v) any equivalent amount with respect to the Substitute Option, and (vi) any amount paid by Issuer pursuant to Section 13.1(c) of the Merger Agreement.

                      (d) As used herein, the term "Notional Total Profit" with respect to any number of shares as to which Grantee may propose to exercise the Option shall be the Total Profit determined as of the date of such proposed exercise assuming that the Option were exercised on such date for such number of shares and assuming that such shares, together with all other Option Shares held by Grantee as of such date, were sold for cash at the closing market price for the Issuer Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

                      (e) It is expressly agreed and understood that the calculation at any time of Total Profit or Notional Total Profit with respect to any Grantee shall aggregate and include the Total Profit or Notional Total Profit received or deemed to be received at any time by all Grantees.

               10. Miscellaneous.

                      (a) Expenses. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                      (b) Entire Agreement. Except as otherwise expressly provided herein or in the Merger Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                      (c) Assignment. At any time after a Purchase Event occurs, Grantee may sell, assign or otherwise transfer its rights and obligations hereunder, in whole or in part, by issuing Options or otherwise, to any Person or group of Persons, subject to applicable law, rule or regulation. In order to effectuate the foregoing, Grantee shall be entitled to surrender this Agreement to Issuer in exchange for two or more Agreements entitling the holders thereof to purchase in the aggregate the same number of shares of Common Stock as may be purchasable hereunder. The term "Grantee" as used in this Agreement shall also be deemed to refer to any and all of Grantee's permitted assigns, with such modifications to the context as are required to vest in such permitted assignees the full benefits and obligations afforded by this Agreement.

                      (d) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or by confirmed facsimile transmission or sent by registered or certified mail or overnight courier, postage prepaid, with return receipt requested, at the respective addresses of the parties set forth in the Merger Agreement or as otherwise notified to the other parties in writing.

               To Grantee:      Temple-Inland Inc.
                                303 South Temple Drive
                                Diboll, Texas 75941
                                Attention: M. Richard Warner
                                Facsimile Number: (409) 829-3333

               With a copy to:  Sullivan & Cromwell
                                1888 Century Park East
                                Los Angeles, California 90067
                                Attention: Stanley F. Farrar
                                Facsimile Number: (310) 712-8800

               To Issuer:       HF Bancorp, Inc.
                                445 E. Florida Avenue
                                Hemet, California 92543
                                Attention: Richard Cupp
                                Facsimile Number: (909) 658-8461

               With a copy to:  Manatt, Phelps & Phillips, LLP
                                11355 West Olympic Boulevard
                                Los Angeles, California 90064
                                Attention: William T. Quicksilver, Esq.
                                Facsimile Number: (310) 312-4224

A party may change its address for notice purposes by written notice to the other party hereto.

                      (e) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                      (f) Specific Performance. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with their specific terms or conditions or were otherwise breached and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining the amount of damage that will be suffered by the parties in the event that this Agreement is not performed in accordance with its terms or conditions or otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the parties and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity.

                      (g) Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware without regard to the conflict of law principles thereof. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated herein and therein, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 10(d) or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

                      (h) Best Efforts. Each of Grantee and Issuer will use its commercially reasonable efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement, including without limitation applying to the Office of Thrift Supervision for approval to acquire the shares issuable hereunder.

                      (i) Descriptive Headings. The descriptive headings herein are inserted for convenience of reference and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                      (j) Severability. If any portion of this Agreement shall be deemed by a court of competent jurisdiction to be unenforceable, the remaining portions shall be valid and enforceable only if, after excluding the portion deemed to be unenforceable, the remaining terms hereof shall provide for the consummation of the transactions contemplated herein in substantially the same manner as originally set forth at the date this Agreement was executed.

                      (k) Further Assurances. In the event of any exercise of the option by Grantee, Issuer and such Grantee shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

                      (l) Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

        IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, as of the day and year first written above.

                                    TEMPLE-INLAND INC.


                                    By: K.M. Jastrow, II
                                        ---------------------------------------
                                        President and Chief Operating Officer


                                    HF BANCORP, INC.


                                    By: Richard S. Cupp
                                        ---------------------------------------
                                        President and Chief Executive Officer